                                                                     EXHIBIT 2.4

                                                                  Execution Copy

--------------------------------------------------------------------------------



                SECOND SUPPLEMENTAL AND AMENDMENT AGREEMENT TO
                             THE MERGER AGREEMENT




                                 by and among



                          ADVERTISING ANTWERPEN B.V.

                    CANTABRO CATALANA DE INVERSIONES, S.A.

                    COMPANIA DE CARTERA E INVERSIONES, S.A.

                                  DEYA, S.A.

                            HAVAS ADVERTISING S.A.

                     HAVAS ADVERTISING INTERNATIONAL S.A.

                            MARTINEZ-ROVIRA FAMILY

                           MEDIA PLANNING GROUP S.A.





                               October 5th, 1999

--------------------------------------------------------------------------------

                                     Index

Article 1.- Audit Adjustment...........................................................................   3
Article 2.- Migration List Clients Adjustment..........................................................   3
Article 3.- Migration US (Article 1.3.1 Merger Agreement / Article 13.3 First Supplemental Agreement)..   4
Article 4.- Migration Commercial Contracts.............................................................   4
Article 5.- Sopec Acquisition - Shareholders participation on Merger Date..............................   5
   5.1.- Sopec Acquisition contract....................................................................   5
   5.2.- Shareholders initial participation on Merger Date.............................................   6
   5.3.- Shareholder participation after Sopec Increase................................................   6
   5.4.- Extraordinary dividend and cancellation of Sopec Increase.....................................   7
   5.5.- BSCH a party to certain Merger Documents......................................................   8
Article 6.- Contribution of Holding companies..........................................................   8
   6.1.- Havas Inc.....................................................................................   8
   6.2.- Societe d'Etudes de Production et de Sponsoring SNC ("Societe d'Etude"):......................   9
Article 7-. French Personnel...........................................................................   9
Article 8.- MP excluded subsidiaries...................................................................   9
Article 9.- Miscellaneous..............................................................................  10
   9.1.- Determination of New MP.......................................................................  10
   9.2.- Merger Date...................................................................................  10
   9.3.- Martinez-Rovira Family distribution...........................................................  10
   9.4.- Adjustments among MP Shareholders.............................................................  10
Article 10.- Additional agreements - Schedule 1........................................................  10
Article 11.- Havas International as a party............................................................  10
Article 12.- Integration of this agreement.............................................................  10
   Schedule I - Additional Agreements..................................................................  13
   Annex I - Audited Migration List 1998...............................................................  15
   Annex II - Havas Inc. balance sheet.................................................................  16
   Annex III - Societe d'Etude balance sheet...........................................................  17
   !Error!Marcador no definido.

              SECOND SUPPLEMENTAL AND AMENDMENT AGREEMENT TO THE
                               MERGER AGREEMENT

This agreement is executed on this 5th day of October, 1999

                                 BY AND AMONG

ADVERTISING ANTWERPEN B.V., a "besloten vennootschap met beperkte aansprakelijkheid" (private company with limited liability) duly incorporated and legally existing under the laws of The Netherlands with corporate seat in Amsterdam, The Netherlands, and registered office at World Trade Center, Tower B, 17th floor, Strawinskylaan 1725, 1077 XX Amsterdam, The Netherlands, registered with the Trade Register in Amsterdam under number 33.250.361, duly represented by Mr. Leopoldo Rodes Castane, of Spanish nationality, of legal age, and with passport number 36210822, by virtue of a power of attorney granted by the Managing Director, formalized before the Notary Public Dr. Gerard Strang of Amsterdam, The Netherlands, on October 1/st/, 1999 or Mr. Alfonso Rodes Vila, of Spanish nationality, of legal age, and with Identification Number 46.117.217-V ("Advertising Antwerpen"),

CANTABRO CATALANA DE INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Santander (Spain), Paseo de Pereda n degree 9, registered with the Trade Register in Cantabria, volume 643, folio 97, page number S-8744, second inscription, with Tax Identification Number A-08007478, duly represented by Mr. Francisco Gonzalez-Robatto Fernandez, of Spanish nationality, of legal age, with Identification Number 50.792.382X, by virtue of the power of attorney granted by the Board of Directors on September 30th, 1999 and formalized before the Notary Public of Santander Mr. Jose Maria Prada Diez on October l/st/, 1999, with number 2861 of his protocol ("Cantabro Catalana"),

COMPANIA DE CARTERA E INVERSIONES, S.A., a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid (Spain), Paseo de la Castellana 81, registered at the Trade Register in Madrid volume 5129, 4279 of the third section, folio 24, page number 40669, with Tax Identification Number A-48027890, duly represented by Mr. Manuel Esteve Claramunt, of Spanish nationality, of legal age, and with Identification Number 39000910-V; by virtue of the power of attorney granted by the Sole Administrator (Administrador Solidario) and formalized before the Notary Public of Bilbao Mr. Jose Maria Arriola Arana with number 2.017 of his protocol, on October 1st, 1999 ("Compania de Cartera e Inversiones"),

DEYA, S.A., a limited liability company duly incorporated and legally existing under the laws of Luxembourg, with registered office at 19-21 Boulevard du Prince Henri, L-1724 Luxembourg, registered with the Trade Register in Luxembourg under number 26.285, Section B, duly represented by Mr. Enrique Pinel Lopez, of Spanish nationality, of legal age, and with Identification Number 2.011.846-K in his capacity as Administrator of the company specially empowered by virtue of the resolution passed by the Board of Directors on January 19, 1999, legalised before the Notary Public of Luxembourg, Mr. Paul Bettingen, on January 22/nd/, 1999 ("Deya"),

Mr. JOSE MARTINEZ-ROVIRA VIDAL, of Spanish nationality, of legal age and with Identification Number 37.604.987-X, on his own behalf and name, and duly representing:

- Mrs. MARIA LUISA MUNOZ ALVAREZ, of Spanish nationality, of legal age and with Identification Number 37.749.687-V;

- Mrs. CRISTINA MARTINEZ-ROVIRA MUNOZ, of Spanish nationality, of legal age and with Identification Number 46.133.906-T; and

- Mrs. SANDRA MARTINEZ-ROVIRA MUNOZ, of Spanish nationality, of legal age and with Identification Number 38.135.202-Y,

by virtue of a power of attorney granted in his favour by the above-mentioned persons, formalized on September 30/th/, 1999 before the Notary Public of Barcelona, Mr. Amador Lopez Balina, with number 4,401 of his protocol, (together "Martinez-Rovira Family").

MEDIA PLANNING GROUP S.A. (formerly known as INVERSIONES Y SERVICIOS PUBLICITARIOS, S.A.), a limited liability company duly incorporated and legally existing under the laws of Spain, with registered office in Madrid, Spain, calle Alberto Alcocer, n degree 10, Apt. 3 B, registered with the Trade Register in Madrid, volume 8661 general, 7529 of the third section of the Company register, folio 95, page number 82483-2 with Tax Identification Number A-78809662, duly represented by Mr. Fernando Rodes Vila of Spanish nationality, of legal age and with Identification Number 46.219.948-E; by virtue of the power of attorney granted by the Sole Administrator (Administrador Unico), before the Notary Public of Madrid, Mr. Carlos de Prada Guaita with number 3.421 of his protocol, on September 30/th/, 1999 ("New MP").

(collectively the "MP Shareholders")

and

HAVAS ADVERTISING S.A., a limited liability company duly incorporated and legally existing under the laws of France, with registered office at 84, rue de Villiers, 92300 Levallois-Perret (France), registered with the Trade Register in Nanterre under number B335480265, duly represented by Mr. Alain de Pouzilhac, of French nationality, of legal age, married, with address in 75008 Paris, 21 Rue de Miromesnil, and with passport number 753197031529, in his capacity as President of the Board of Directors ("HA").

HAVAS ADVERTISING INTERNATIONAL S.A., a limited liability company duly incorporated and legally existing under the laws of France, with registered office at 84, rue de

Villiers, 92300 Levallois-Perret (France), registered with the Trade Register in Nanterre under number B342966025, duly represented by Mr. Alain de Pouzilhac, of French nationality, of legal age, married, with address in 75008 Paris, 21 Rue de Miromesnil, and with passport number 753197031529, in his capacity as President of the Board of Directors ("Havas International").

(jointly MP Shareholders and HA, referred as the "Parties").

                                    WHEREAS

I. The Parties have executed a Merger Agreement on November 29/th/, 1998, (as amended and supplemented subsequently on various dates) providing for the Parties to combine their Media Business into one entity which would either directly or through subsidiaries undertake in the long term all the Media Business activities of HA Group and MP Group and jointly develop the combined entity.

II. The Parties wish to agree certain additional pacts in relation with the Merger.

NOW THEREFORE the Parties hereby agree as follows:

Capitalized terms shall have the meaning ascribed to them in this Agreement, if defined herein, or the meaning ascribed to them in the Merger Documents, if defined therein. Terms are defined in the text of the Agreement where most appropriate. "Merger Documents" refers to the Merger Agreement, as amended and supplemented, and all Implementation Agreements, as amended and supplemented.

Article 1.- Audit Adjustment

The Parties agree that, in order to maintain their respective Agreed Percentages on the basis of the 1998 Audited Accounts, all necessary calculations have been completed and all required adjustments have been made pursuant to Articles 1.5.1 and 1.6 of the Merger Agreement, as amended and/or completed by Articles 4.2, 11 and 12 of the supplemental and amendment agreement to the Merger Agreement dated March 22/nd/, 1999 (the "First Supplemental Agreement"), as a result of which
(a) the amount of the Final MVBMS Excess Fees is fixed at US$917,000 and (b) HA is to make an additional contribution to New MP of 16,516,000 French francs.

This contribution shall be made simultaneously with the increase in share capital of New MP referred to in clause 5.3 or 5.4 as applicable.

Article 2.- Migration List Clients Adjustment

The Audited Migration List 98 as defined in clause 1.5.2.1 "General Procedure" of the Merger Agreement and in article 13.4 "Annex G and H of the Merger Agreement" of the First Supplemental Agreement is attached as Annex 1.

The Parties agree (i) to delay until December 31/st/, 1999 the transfer of the HA Group advertising agencies Media Business in Italy to Mediapolis Mediapressing, S.r.l., agreed in clause 5 "Migration" of the Contribution Agreement and (ii) to effect the aforementioned transfer by way of a purchase and sale agreement between Mediapolis Mediapressing S.r.l. and the relevant HA Group advertising agencies, the valuation method agreed in the Merger Agreement being maintained. The representations and warranties agreed in the Contribution Agreement shall be deemed made as of the date of transfer.

Article 3.- Migration US (Article 1.3.1 Merger Agreement / Article 13.3 First Supplemental Agreement)

The period provided in Article 1.3.1 Section "United States" of the Merger Agreement for HA to complete the different steps set forth in such Article 1.3.1 in preparation for the transfer to New MP of the Media Business of the HA Group in the United States is hereby extended to December 31/st/, 2000.

Once the transfer of the relevant clients to the New U.S. Cos has been effected by HA, HA shall notify New MP of this fact. Within 90 days of such notification (during, which the two months due diligence agreed in the Merger Agreement should be carried out), New MP, by simple majority vote of the Board of Directors, shall decide whether to proceed with the transfer of all New US Cos to New MP or not.

In the absence of such a decision within the aforementioned 90 day period, or in the event that the Board of Directors of New MP should decide not to proceed with the transfer of all of New US Cos to New MP, HA's obligations under Article
1.3.1 Section "United States" of the Merger Agreement shall immediately lapse.

Article 4.- Migration Commercial Contracts

Pursuant to clause 5.- "Migration" of the Contribution Agreement, the HA Group advertising agencies have executed with the relevant New MP Subsidiaries subcontracting agreements.

4.1.- In relation to these agreements, HA guarantees to New MP the following:

      1. That all Media Business services contracted with the relevant HA Group advertising agency shall be subcontracted with the relevant New MP Subsidiary in the corresponding country.

      2. HA guarantees to New MP all payments effectively due by the HA Group advertising agencies to the relevant New MP Subsidiary arising from the corresponding subcontracting agreement.

4.2.- In the event the re-negotiation of a contract between a local HA agency and any of its clients would not maintain the conditions determining the figures used for EBITDA calculations, (annexed as Annex A) and the matter is not solved between the relevant New MP Subsidiary and the local HA agency the issue shall be submitted to the Synergy Committee or any other committee which may be created for this purpose by the parties.

If the issue is not resolved through such submission to the Synergy Committee (or to the other specialized committee), the issue shall be discussed between the respective CEO of New MP and HA.

If the CEO's fail to resolve the issue through good faith negotiation, the parties shall apply the last paragraph of Section 5 of the Contribution Agreement executed on March 22/nd/, 1999, and any disagreement thereon may be submitted to arbitration pursuant to clause 11 of said Contribution Agreement.

4.3.- This clause 4 shall remain in force until each and every HA Group client has terminated its agreement with the relevant HA Group advertising agency for the engagement of Media Business services whether as a result of (i) the HA Group client having entered directly into an agreement with the New MP Subsidiary, or any company to be designated by the New MP Subsidiary, for the engagement of Media Business services or (ii) the termination of its agreement with the relevant HA Group advertising agency for other reasons.

Article 5.- Sopec Acquisition - Shareholders participation on Merger Date

5.1.- Sopec Acquisition contract
--------------------------------

New MP executed on October 4/th/, 1999 an Undertaking to Contribute Shares with Banco Santander Central Hispano ("BSCH") and a shareholders agreement regarding a joint participation in a joint venture company (hereinafter, "Nueva Sopec") between BSCH and New MP, directly and through MP.

BSCH will contribute to Nueva Sopec, Publicidad Sopec, S.A.'s Media Business, and New MP will contribute to Nueva Sopec certain software rights and each of BSCH and New MP agrees to channel clients to Nueva Sopec worth seven billion (7,000,000,000) ptas. annually for a period of three years.

Once BSCH's contribution to Nueva Sopec is effected, BSCH shall contribute to New MP shares of Nueva Sopec representing 59.9% of the share capital of Nueva Sopec, in exchange for a 1.1% participation in the share capital of New MP after the capital increases on Merger Date (the "Sopec Increase").

Finally, BSCH has within three years as of the date of the Sopec Increase the right to contribute its remaining 20% of the shares of Nueva Sopec to New MP against an additional 0.65% of the capital of New MP after the capital increase on the Merger Date.

The Parties acknowledge these conditions and undertake to vote in favour of the aforementioned increases in share capital and allow BSCH to subscribe the respective shares, provided that said increases shall be effected in such a manner that HA is not diluted below 45%, and that the increases comply with Spanish law valuation requirements.

HA shall, simultaneously, with the Sopec Increase contribute the amount of 16,516,000 French francs, referred to in clause 1 of this agreement, to New MP, by subscribing the increase of capital of New MP necessary to maintain its 45% participation in New MP (the "HA Contribution Increase").

5.2.- Shareholders initial participation on Merger Date
-------------------------------------------------------

Since the Sopec Increase is to occur within 4 months of the Merger Date, the Parties agree that the initial share participation in New MP on Merger Date shall be as follows:

Shareholders                         Number of shares     Percentage
------------                         ----------------     ----------

HA                                      168,994,286        45.0000%

Jose Martinez-Rovira Vidal                5,991,000        1.59530%

Ma Luisa Munoz Alvarez                    3,139,000         0.8359%

Cristina Martinez-Rovira Munoz               82,000         0.0218%

Sandra Martinez-Rovira Munoz                 82,000         0.0218%

Advertising Antwerpen                    62,998,000        16.7752%

Deya                                     82,619,429        22.0000%

Compania de Cartera e Inversiones        41,309,714        11.0000%

Cantabro Catalana                        10,327,429         2.7500%
------------------------------------------------------------------

TOTAL                                   375,542,858      100.00000%

5.3.- Shareholder participation after Sopec Increase and HA Contribution
------------------------------------------------------------------------
Increase
--------

The Parties agree that as a result of the Sopec Increase and the HA Contribution Increase, the participations of all shareholders of New MP will be as follows:

Shareholders                         Number of shares     Percentage
------------                         ----------------     ----------

HA                                      172,443,149         45.0000%
Advertising Antwerpen                    62,998,000         16.4397%
Jose Martinez-Rovira                      5,991,000          1.5634%
M/a/ Luisa Munoz Alvarez                  3,139,000          0.8191%
Cristina Martinez-Rovira                     82,000          0.0214%
Sandra Martinez-Rovira                       82,000          0.0214%
Deya                                     82,619,429         21.5600%
Compania de Cartera e Inversiones        41,309,714         10.7800%
Cantabro Catalana                        10,327,429          2.6950%
BSCH                                      4,215,277          1.1000%
-------------------------------------------------------------------
TOTAL                                   383,206,998         100.000%


5.4.- Extraordinary dividend and cancellation of Sopec Increase-
---------------------------------------------------------------

As part of the Sopec transaction, the Parties acknowledge that MP has approved and distributed an extraordinary dividend for an amount of 1,369,730,000 ptas., in favour of the MP Shareholders.

Should the Sopec Increase fail to materialize within 4 months as of Merger Date and/or the Undertaking to Contribute Shares be declared terminated, MP Shareholders undertake to approve and subscribe, simultaneously to the HA Contribution Increase, an increase in share capital paying in an amount equal to the dividend mentioned in the above paragraph and receiving the shares which would have been attributed to BSCH under the previous paragraph 5.3, distributing these shares among them, so that the participations of all shareholders of New MP will be as follows:


Shareholders                  Number of shares  Percentage
------------                  ----------------  ----------

HA                                 172,443,149    45.0000%

Jose Martinez-Rovira Vidal           6,113,265     1.5953%

M/a/ Luisa Munoz Alvarez             3,203,061     0.8359%

Shareholders                      Number of shares  Percentage
------------                      ----------------  ----------

Cristina Martinez-Rovira Munoz            83,674      0.0218%

Sandra Martinez-Rovira Munoz              83,674      0.0218%

Advertising Antwerpen                 64,283,672     16.7752%

Deya                                  84,305,540     22.0000%

Compania de Cartera e Inversiones     42,152,770     11.0000%

Cantabro Catalana                     10,538,193      2.7500%
------------------------------------------------------------
TOTAL                                383,206,998    100.0000%

5.5.- BSCH a party to certain Merger Documents
----------------------------------------------

Simultaneously with the contribution by BSCH of Sopec to New MP, BSCH shall execute an additional agreement acknowledging and accepting all the conditions, terms and obligations of the Merger Agreement (as amended and supplemented), the Put Option Agreement and the Shareholders Agreement executed between HA and the MP Shareholders.

Article 6.- Contribution of Holding companies

6.1.- Havas Inc.
---------------

The Parties agree to accept the contribution to New MP of all the shares of Havas Inc. (previously Havas North America Inc.) in the terms agreed in Article
3.2 (e) of the Contribution Agreement, and HA affirms as at Merger Date the representations and warranties provided in article 25 of Annex 3.5.1 of the Contribution Agreement therein reflected, and the following:

(i)    Pure holding Company:  Havas Inc. is a purely holding company and (except
       --------------------
       as provided in (iii) below) has no obligations, employees, contracts or assets or liabilities other than the shares of SFM.

(ii)   Balance Sheet:  The Havas Inc. balance sheet as at December 31st, 1998 is
       -------------
       annexed hereto as Annex II and accurately reflects all assets and liabilities (whether actual or contingent) of Havas Inc. as at December 31st, 1998; Havas Inc. has no liabilities other than those included in the 1998 balance sheet which have not been disclosed herein.

(iii)  Subsequent events:  Since December 31/st/, 1998, Havas Inc. has (i) not
       -----------------
       incurred any liability or obligation of any kind (other than tax obligations arising from SFM activities and its tax transparency status),
       (ii) has paid all liabilities reflected in the balance sheet as at December 31/st/, 1998 and (iii) increased subsequent to December 31/st/, 1998 its paid-in capital by US dollars 13,650,000.

6.2.- Societe d'Etudes de Production et de Sponsoring SNC ("Societe d'Etude"):
-----------------------------------------------------------------------------

It has been agreed that HA shall contribute the shares in Societe d'Etudes, previously a shell company and currently the 100% owner of the division CCA, to New MP.

In this respect HA hereby makes as at Merger, Date the representations in article 25 of Annex 3.5.1 of the Contribution Agreement and the following:

(i)  Pure holding company:  Societe d'Etude has been - until the date of
     --------------------
     transfer to it of the division CCA - a purely holding company and had no liabilities whatsoever nor any obligations, whether tax, social security or any other legal nor contractual obligations, until such date. Societe d'Etude has not had - until the date of transfer to it of the division CCA
     - employees, assets, contracts.

(ii) Balance sheet:  Societe d'Etude's balance sheet as at December 31st, 1998
     -------------
     is annexed hereto as Annex III, and accurately reflects all assets and liabilities (whether actual or contingent) of Societe d'Etude as at December 31st, 1998. Other than those assets and liablities contributed with CCA and listed in the Contribution Agreement, Societe d'Etude has not incurred any additional liabilities which have not been disclosed herein.

The time bar regime established in Article 3.5.3 of the Contribution Agreement applicable to Havas Inc. shall be applicable to Societe d'Etude.

Article 7-. French Personnel

A "Estudio Actuarial" may be executed before December 31st, 1999 by New MP in order to determine the provision necessary to comply with any legal obligations related to the personnel of the French companies contributed directly or indirectly by HA.

HA will pay in cash to the relevant New MP French Subsidiary any deficit arising from the difference between:

     a) the audited provision accounted on December 31st, 1998 for personnel in the French companies contributed, and

     b) the provision required by law, as determined by the "Estudio Actuarial".

Article 8.- MP excluded subsidiaries-

The parties acknowledge that Media Planning, S.A. has approved and distributed on or prior to Merger Date an additional dividend equal to 305,167,000 pesetas to be distributed to the MP Shareholders.

The Parties acknowledge that Media Planning, S.A. has sold prior to Merger Date 100% of the shares of its subsidiaries Interactive Network, S.L. and Rablin, S.A. (which includes Acciones Especiales, S.A. and Eventos Deportivos, S.A.), for which Media Planning, S.A. has been paid a price of 250,609,000 pesetas.

Article 9.- Miscellaneous

9.1.- Determination of New MP
-----------------------------

For the avoidance of doubt, any reference to New MP in the Merger Documents shall be understood to refer to Media Planning Group S.A. (formerly named Inversiones y Servicios Publicitarios, S.A.).

9.2.- Merger Date
-----------------

Merger Date is agreed to be the fifth of October of 1999 for all intents and purposes of the Merger Documents.

9.3.- Martinez-Rovira Family distribution
-----------------------------------------

As mentioned in certain Merger Documents, Invermaro, S.A., and Calle Arcos, S.L., which were original signatories executors to the Merger Agreement, have been dissolved on August 9, 1999 and August 27, 1999, respectively. In consequence, the Martinez-Rovira Family have become full and effective parties to the Merger Documents, to the extent they are successors in the rights and obligations of said companies.

9.4.- Adjustments among MP Shareholders
---------------------------------------

The Parties acknowledge and agree that due to the mathematical calculations, certain small fractions of shares will not have been properly attributed. To correct this unfair attribution of share ownership, Advertising Antwerpen shall sell shortly after Merger Date (i) 684 shares in the share capital of New MP at nominal value to Martinez-Rovira Family and (ii) 1 share in the share capital of New MP at nominal value to Compania de Cartera e Inversiones.

Article 10.- Additional agreements - Schedule 1

Schedule 1 incorporates additional agreements which, due to their specific nature, the Parties wish to reflect in a schedule. Schedule 1 is incorporated into this clause by express reference herein.

Article 11.- Havas International as a party

Havas International (formerly EURO RSCG INTERNATIONAL S.A.) executes this agreement to acknowledge its contents and for the purposes of compliance with its obligations under the Undertaking to Transfer and Addendum to the Contribution Agreement, dated June 29, 1999.

Article 12.- Integration of this agreement

This agreement amends and supplements the Merger Agreement (as subsequently amended and supplemented), and, whenever applicable, the remaining Merger Documents and forms an integral part of said Merger Agreement. Except as hereby expressly amended and supplemented, the Merger Agreement (as subsequently amended and supplemented) and the remaining Merger Documents remain fully binding and enforceable in accordance with their terms and conditions.

In witness thereof the Parties execute this agreement in Barcelona on the date indicated above in seven copies, one for each Party.

Advertising Antwerpen B.V.

/s/ Leopoldo Rodes Castane
--------------------------
By authorised signatory

Cantabro Catalana de Inversiones, S.A.

/s/ Francisco Gonzalez-Robatto Fernandez
----------------------------------------
By authorised signatory

Compania de Cartera e Inversiones, S.A.

/s/ Manuel Esteve Claramunt
---------------------------
By authorised signatory

Deya, S.A.

/s/ Enrique Pinel Lopez
-----------------------
By authorised signatory

Havas Advertising S.A. and Havas Advertising International S.A.

/s/ Alain de Pouzilhac
-----------------------
By authorised signatory

Martinez-Rovira Family

/s/ Jose Martinez-Rovira Vidal
------------------------------
By authorised signatory

Media Planning Group S.A.

/s/  Fernando Rodes Vila
------------------------
By authorised signatory

                                  Schedule I
                             Additional Agreements

1. Migration France:

Hemisphere Droit migration clients have been included by HA in its contribution and valuation (Annex I of this amendment and supplemental agreement).

2. Migration Argentina:

Sandra Sabate costs will be shared 50/50 between Media Planning Argentina, S.A. and HA Group advertising agency in Argentina.

3. Spain:

HA has transferred to Mediapolis Spain 50 million pesetas for the purpose of:
(i)paying 10 million pesetas to New MP in order to cancel a difference in 1998 expenses between Media Planning and the HA Group advertising agency in Spain,
(ii) paying to New MP 10 million pesetas for the two year information service provided to the company recently incorporated by the former manager of the Mediapolis Barcelona office, (iii) canceling certain payments from its agencies for certain accounts pending with Mediapolis Spain, S.A. for the amount of 17,584,923 pesetas, (iv) paying for any cost or expense derived in the future from the termination of the Infoadex contract.

Any credit left, if any, shall be reimbursed to HA, if any additional cost or expense is incurred as a result of the termination of the Infoadex contact HA shall reimbursed New MP.

4. SFM Earn-Out

On January 2001 a 3 million US dollars payment has to be made by SFM due to the Earn-Out cancellation negotiated by HA, pursuant to clause 1.2.2 a) (viii) of the Merger Agreement. For this purpose, HA has made and paid a 1,65 million US dollars capital increase in Havas Inc. On January 1st, 2001, HA will pay in cash the balance, that is, 1,35 million U.S. Dollars minus any tax-loss carry forward (originated by the earn-out cost) used by Havas Inc. This payment will be reimbursed to HA as the tax-loss carry forward (originated by the earn-out cost) is actually used by Havas Inc.

5. Transfer contribution

Transfer by the Parties of the contribution assets shall be made free of any taxes and costs to New MP, except the increase in share capital tax of 1% in Spain due to the increase in share capital.

                                    Annex I
                          Audited Migration List 1998

------------------------------------------------------------------------------
 COUNTRY NAME                                                          FRANCE
 COUNTRY CLIENT FEE                                                     [*]
 COUNTRY EBITDA                                                         [*]
 COUNTRY NACP                                                           [*]
 COUNTRY VALUE                                                          [*]
 CLIENT VALUE RATIO          [*]     x     [*]                          [*]
------------------------------------------------------------------------------
 CLIENT NAME               CLIENT FEE                  CLIENT VALUE
------------------------------------------------------------------------------
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
-----------------------------------------------------------------------------


                                 Pagina 1 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

-----------------------------------------------------------------------------
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
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 [*]                                       [*]                          [*]
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 [*]                                       [*]                          [*]
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 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
-----------------------------------------------------------------------------

                                 Pagina 2 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

-----------------------------------------------------------------------------
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]
 [*]                                       [*]                          [*]

 TOTAL WL FRANCE                           [*]                          [*]
-----------------------------------------------------------------------------

                                 Pagina 3 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------------------
COUNTRY NAME                                                                        UK
COUNTRY CLIENT FEE                                                                  [*]
COUNTRY EBITDA                                                                      [*]
COUNTRY NACP                                                                        [*]
COUNTRY VALUE                                                                       [*]
CLIENT VALUE RATIO           [*]           x       [*]                              [*]
-------------------------------------------------------------------------------------------
CLIENT NAME                  CLIENT FEE                         CLIENT VALUE
-------------------------------------------------------------------------------------------
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]

TOTAL WL UK                                        [*]                              [*]
------------------------------------------------------------------------------------------------------


                                 Pagina 4 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------------------
COUNTRY NAME                                                                        USA
COUNTRY CLIENT FEE                                                                  [*]
COUNTRY EBITDA                                                                      [*]
COUNTRY NACP                                                                        [*]
COUNTRY VALUE                                                                       [*]
CLIENT VALUE RATIO           [*]           x       [*]                              [*]
-------------------------------------------------------------------------------------------
CLIENT NAME                  CLIENT FEE                         CLIENT VALUE
-------------------------------------------------------------------------------------------
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]
[*]                                                [*]                              [*]

TOTAL WL USA                                       [*]                              [*]
-------------------------------------------------------------------------------------------

                                 Pagina 5 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

-------------------------------------------------------------------------------------------
COUNTRY NAME                                                                     PORTUGAL
COUNTRY CLIENT FEE                                                                    [*]
COUNTRY EBITDA                                                                        [*]
COUNTRY NACP                                                                          [*]
COUNTRY VALUE                                                                         [*]
CLIENT VALUE RATIO          [*]            x        [*]                               [*]
-------------------------------------------------------------------------------------------
CLIENT NAME                 CLIENT FEE                         CLIENT VALUE
-------------------------------------------------------------------------------------------
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
[*]                                                 [*]                               [*]
SUBTOTAL WL PORTUGAL                                [*]                               [*]
-------------------------------------------------------------------------------------------

                                 Pagina 6 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------------------
COUNTRY NAME                                                                   HOLLAND
COUNTRY CLIENT FEE                                                                 [*]
COUNTRY EBITDA                                                                     [*]
COUNTRY NACP                                                                       [*]
COUNTRY VALUE                                                                      [*]
CLIENT VALUE RATIO        [*]            x      [*]                                [*]
--------------------------------------------------------------------------------------------
CLIENT NAME               CLIENT FEE                      CLIENT VALUE
--------------------------------------------------------------------------------------------
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
[*]                                             [*]                                [*]
TOTAL WL HOLLAND                                [*]                                [*]
--------------------------------------------------------------------------------------------

                                 Pagina 7 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

------------------------------------------------------------------------------------------
COUNTRY NAME                                                                  ARGENTINA
COUNTRY CLIENT FEE                                                                  [*]
COUNTRY EBITDA                                                                      [*]
COUNTRY NACP                                                                        [*]
COUNTRY VALUE                                                                       [*]
CLIENT VALUE RATIO            [*]             x           [*]                       [*]
------------------------------------------------------------------------------------------
CLIENT NAME                   CLIENT FEE                            CLIENT VALUE
------------------------------------------------------------------------------------------
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
[*]                                                       [*]                       [*]
                                                                                    [*]
TOTAL WL ARGENTINA                                        [*]                       [*]
------------------------------------------------------------------------------------------


                                 Pagina 8 de 8

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                  EXECUTION COPY

                                   Annex II
                           Havas Inc. balance sheet

                                                        Havas North America

BALANCE SHEET                                             DECEMBER 31, 1998

                                   Annex II

                            LIABILITIES AND EQUITY

  CURRENT LIABILITIES

     CAPITAL SUBSCRIPTION PAYABLE           $   725,000.00
     CRED COMM'L FRA $10MM TERM              10,000,000.00
     ACCRUED BANK INTEREST                      239,378.46
                                            --------------
     TOTAL CURRENT LIABILITIES                                   10,964,378.46
                                                                --------------

        TOTAL LIABILITIES                                        10,964,378.46

  EQUITY

     CLASS A COMMON STOCK                         1,000.00
     RETAINED EARNINGS                           (1,000.00)
     RETAINED EARNINGS-CURRENT YEAR            (767,039.61)
                                            --------------
     TOTAL EQUITY                                                  (767,039.61)
                                                                --------------

        TOTAL LIABILITIES AND EQUITY                            $10,197,338.85
                                                                ==============

                                                         Havas North America

BALANCE SHEET                                              DECEMBER 31, 1998

                                    Annex II

                                     ASSETS

  INTERCOMPANY

     DUE FROM EURO RSCG NA                  $ (301,588.24)
     INVESTMENT IN SFM                         860,000.00
                                            -------------
     TOTAL INTERCOMPANY                                             558,411.76
                                                                --------------
  OTHER ASSETS

     GOODWILL - SFM                          9,865,000.00
     ACC/AMORT GOODWILL-SFM                   (226,072.91)
                                            -------------
     TOTAL OTHER ASSETS                                           9,638,927.09
                                                                --------------

        TOTAL ASSETS                                            $10,197,338.85
                                                                ==============

                                                             Havas North America

INCOME STATEMENT

                                                      FOR THE 12 PERIODS ENDED DECEMBER 31, 1998

                                                    PERIOD TO DATE                          YEAR TO DATE
                                             -------------------------------       -------------------------------
                                              ACTUAL              PERCENT             ACTUAL            PERCENT
                                           -----------         -----------          -----------       -----------
     TOTAL REVENUE                         $       .00                  .0%                 .00                .0

                                           -----------         -----------          -----------       -----------
     GROSS PROFIT                                  .00                  .0                  .00                .0

EXPENSES:

FINANCIAL INCOME/EXPENSE                     52,258.68                  .0           540,966.70                .0
INTEREST EXPENSE - OTHER
                                           -----------         -----------          -----------       -----------

TOTAL FINANCIAL INCOME/EXPENSE               52,258.68                  .0           540,966.70                .0

DEPR. & AMORTIZATION                          5,447.91                  .0           226,072.91                .0
AMORTIZATION OF GOODWILL
                                           -----------         -----------          -----------       -----------

TOTAL DEP. & AMORTIZATION                     5,447.91                  .0           226,072.91                .0
                                           -----------         -----------          -----------       -----------

     TOTAL EXPENSES                          57,706.59                  .0           767,039.61                .0
                                           -----------         -----------          -----------       -----------

     NET INCOME FROM OPERATIONS             (57,706.59)                 .0          (767,039.61)               .0
                                           -----------         -----------          -----------       -----------

     EARNINGS BEFORE INCOME TAX             (57,706.59)                 .0          (767,039.61)               .0
                                           -----------         -----------          -----------       -----------

     NET INCOME (LOSS)                     $(57,706.59)                 .0%         (767,039.61)               .0
                                           ===========         ===========          ===========       ===========

                                                                  EXECUTION COPY

                                   Annex III
                       Societe d'Etude balance sheet

NOTES ON THE OPERATING ACCOUNT

Note 2

 Operating Expenses
-----------------------------------------------------------------------
                                      31.12.98             31.12.97

-----------------------------------------------------------------------
 Outside Services                          23 248               23 452

 Taxes and Contributions                     2545                 4677

 Other Expenses                            21 109                    0
                                   ------------------------------------
                                           46 902               28 129
-----------------------------------------------------------------------

 Outside Services Include:

 - Legal assistance rendered during the period

 - Rent

 - Bank Presentations

 - Unrecoverable VAT credit


 Taxes and Contributions consist of:

 - Professional Tax for Fiscal '98

                                                                    Schedule III

S.D.P.E.S.
84 Rue de Villiers
92300 Levallois Perret
R.C.S. Nanterre B 402 960 694

                       BALANCE SHEET on December 31, 1998

--------------------------------------------------------------------------------------------------------------------------
                                                                                   1998                        1997
                                                               -----------------------------------------------------------

                           ASSETS                     Note                   Amortization and
                                                       to         Gross          Reserves           Net         Net
                                                    Schedule
--------------------------------------------------------------------------------------------------------------------------
 Operating Accounts Receivable:
  Other Operating Accounts Receivable VAT (1)                            0                     0            0       16 370

  Available:                                                        54 993                     0       54 993       59 401
 Total Current Assets                                               54 993                     0       54 993       75 771

--------------------------------------------------------------------------------------------------------------------------
 TOTAL ASSETS                                                       54 993                     0       54 993       75 771
--------------------------------------------------------------------------------------------------------------------------
 (1)  Including at less than one year                                    0                                  0       16 370
--------------------------------------------------------------------------------------------------------------------------

S.D.P.E.S - SNC
84 Rue de Villiers
92300 Levallois Perret
R.C.S. Nanterre B 402 960 694

                       Balance Sheet On December 31, 1998

-------------------------------------------------------------------------------------------------
                                                                        1998               1997
                                                                   ------------------------------
          LIABILITIES                                  Note               Before Distribution
                                                        to
                                                     Schedule
-------------------------------------------------------------------------------------------------
 Capital                                                1               100 000          100 000
 Result of the Period                                                   (45 007)         (26 882)
-------------------------------------------------------------------------------------------------
 Total Stockholders' Equity                                              54 993           73 118
-------------------------------------------------------------------------------------------------

 Loans and Debts to Credit Institutions
      Bank                                                                    0              241
 Operating and Miscellaneous Debts:
      Debts to Suppliers and Related Accounts                                 0            2 412
-------------------------------------------------------------------------------------------------
 Total Debts (3)                                                              0            2 653
-------------------------------------------------------------------------------------------------
 TOTAL LIABILITIES                                                       54 993           75 771

 (3) Including at less than one year                                          0            2 653
-------------------------------------------------------------------------------------------------

S.D.P.E.S
84 Rue de Villiers
92300 Levallois Perret
R.C.S. Nanterre B 402 960 694

                                         STATEMENT OF INCOME - Fiscal 1998

--------------------------------------------------------------------------------------------------------------------------------
                                                                        Note                    1998                     1997
                                                                         to
                                                                      Schedule
--------------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
         Other Consumption of the Period                                                       (23 248)                 (23 452)
         Taxes, Contributions and Equivalent Payments                                           (2 545)                  (4 677)
         Other Expenses                                                                        (21 109)                   0

                                                                                   ---------------------------------------------
Total Operating Expenses                                                 2                     (46 902)                 (28 129)
--------------------------------------------------------------------------------------------------------------------------------
I.  OPERATING RESULT                                                                           (46 902)                 (28 129)
--------------------------------------------------------------------------------------------------------------------------------
         Other Interest and Equivalent Proceeds                                                  1 895                    1 247
--------------------------------------------------------------------------------------------------------------------------------
II.  FINANCIAL RESULT                                                                            1 895                    1 247
--------------------------------------------------------------------------------------------------------------------------------
III.   CURRENT RESULT BEFORE TAX                                                               (45 007)                 (26 882)
--------------------------------------------------------------------------------------------------------------------------------

                                                                                   ---------------------------------------------
LOSS FOR THE PERIOD                                                                            (45 007)                 (26 882)
                                                                                   ---------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

                                 S.D.P.E.S snc
                              84 Rue de Villiers
                            92300 Levallois Perret
                         R.C.S. Nanterre B 402 960 694

--------------------------------------------------------------------------------

                          SCHEDULE OF ANNUAL ACCOUNTS
                         Drawn up on December 31, 1998

                All figures appearing in schedule are in francs

--------------------------------------------------------------------------------

ACCOUNTING PRINCIPLES, RULES AND METHODS

The annual accounts are prepared and presented in accordance with the principles and methods of the 1992 General Accounting Plan.


NOTES ON THE BALANCE SHEET

LIABILITIES


Note 1

Variation in Stockholders' Equity

The capital consists of 1,000 SHARES of 100 F each.

--------------------------------------------------------------------------------
                                Balance                   Movements      Balance
                                  on      Distribution  of the period      at
                               12/31/97                                 12/31/98
--------------------------------------------------------------------------------
Capital                         100 000                                 100 000

Result of the Period            (26 882)        26 882        (45 007)  (45 007)
                              --------------------------------------------------
                                 73 118         26 882        (45 007)   54 993
--------------------------------------------------------------------------------

                                    ANNEX A
                                    -------


                The Clients, Commission Rates and Payment Terms
                -----------------------------------------------



                         For Media Planning and Buying
                         -----------------------------
          Schedule of Commission Levels between Euro RSCG Wnek Gosper
          -----------------------------------------------------------
                   and Mediapolis UK as at 1 September 1999
                   ----------------------------------------


        [*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    ANNEX A
                                    -------

                The Clients, Commission Rates and Payment terms
                -----------------------------------------------


----------------------------------------------------------------------------------------------
Client           Media Invoicing       Mediapolis Income           Recovery of WCRS and
                                                                    Mediapolis Income
----------------------------------------------------------------------------------------------
[*]           [*]                    [*]                    [*]

----------------------------------------------------------------------------------------------

[*]           [*]                    [*]                    [*]

----------------------------------------------------------------------------------------------

[*]           [*]                    [*]                    [*]

----------------------------------------------------------------------------------------------

[*]           [*]                    [*]                    [*]

----------------------------------------------------------------------------------------------

[*]           [*]                    [*]                    [*]

----------------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.


------------------------------------------------------------------------------------------------
[*]                    [*]                    [*]                           [*]

------------------------------------------------------------------------------------------------

[*]                    [*]                    [*]                           [*]

------------------------------------------------------------------------------------------------

[*]                    [*]                    [*]                           [*]

------------------------------------------------------------------------------------------------

Payment Terms
-------------

[*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                 Schedule "A"
                                 ------------

               Clients, Commission Percentage and Payment Terms

CLIENT:                             COMMISSION PERCENTAGE

[*]                                 [*]
[*]                                 [*]
[*]                                 [*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    ANNEX A
                                    -------

                The Clients, Commission Rates And Payment Terms
                -----------------------------------------------

1    CLIENTS BENJAMENS, VAN DOORN - EURO RSCG
     ----------------------------------------

[*]


2    CLIENTS THE SALES MACHINE - EURO RSCG (1)
     -----------------------------------------

[*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

3    CLIENTS TWO'S COMPANY - EURO RSCG
     ---------------------------------

[*]


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                    ANNEX A
                                    -------

--------------------------------------------------------------------------------------
               Clients                  Services Rendered  Remuneration  Payment Terms
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
[*]                                     [*]                [*]           [*]

[*]                                     [*]                [*]           [*]
[*]                                     [*]                [*]           [*]
[*]                                     [*]                [*]           [*]
[*]                                     [*]                [*]           [*]

[*]                                     [*]                [*]           [*]
[*]                                     [*]                [*]           [*]
[*]                                     [*]                [*]           [*]
--------------------------------------------------------------------------------------
TOTAL
--------------------------------------------------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

September 24/th/, 1999

                                    ANNEX A
                                    -------

                The Clients, Commission Rates and Payment terms
                -----------------------------------------------

                                             Payment
                         % COM.              Condition
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]
[*]                      [*]                 [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

30 September 1999

                                    ANNEX A
                                    -------

                The Clients, Commission Rates and Payment Terms
                -----------------------------------------------

October 1*, 1999

ANNEXE A

------------------------------     ----------------------   -------------------------------------
          Clients                        Lost (L) or        Remuneration in %
                                       not active (NA)
------------------------------     ----------------------   --------------------------------------
------------------------------     ---------------------------------------------------------------
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]             [*]
[*]
[*]                                         [*]
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                         [*]             [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]
[*]                                                         [*]
[*]                                                         [*]
[*]                                         [*]
[*]                                                         [*]
[*]                                                         [*]
------------------------------     ----------------------   -----------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                        ANNEX A.

-----------------------------------     -------------------------------------------
Clients Migration                                      Remuneration in %
                                            Planning                 Strategy
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                    [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                    [*]                      [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                    [*]
[*]                                                                             [*]
-----------------------------------     -------------------------------------------
Total BETC
-----------------------------------     -------------------------------------------

[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                                             [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                                             [*]
[*]                                                    [*]                      [*]
-----------------------------------     -------------------------------------------
Total GBHR
-----------------------------------     -------------------------------------------

[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
[*]                                                    [*]                      [*]
-----------------------------------     -------------------------------------------
Total Hemisphere Droit
-----------------------------------     -------------------------------------------

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                                                  Execution copy

                       Side Agreement concerning Mexico

THIS AGREEMENT is executed on this 5th, day of October 1999 by and among Havas Advertising S.A. ("HA") and Media Planning Group S.A., (formerly known as Inversiones y Servicios Publicitarios, S.A. ("New MP")),

together: the "Parties".

Capitalized terms shall have the meaning ascribed to them in this side agreement, if defined herein, or the meaning ascribed to them in the Merger Documents, if defined therein. "Merger Documents" refers to the Merger Agreement (executed on November 29th, 1999 by and among HA, Advertising Antwerpen B.V., Cantabro Catalana de Inversiones, S.A., Compania de Cartera e Inversiones, S.A., Deva, S.A., and others regarding the merger of HA Media Business and Media Planning Media Business) as amended and supplemented, and all Implementation Agreements as amended supplemented.

1. The Parties acknowledge that migration of the Mexico Media Business has already occurred and compensation therefore taken into consideration and factored in the additional contribution mentioned in article 1 of the supplemental and amendment agreement to the Merger Agreement executed at the date hereof among the parties to the Merger Documents.

     The Migration List Clients of Mexico as defined in clause 1.5.2.6 "Mexico Adjustments" of the Merger Agreement is attached as Annex 1; Annex 2 lists the personnel transferred to the relevant Media Planning Subsidiary in Mexico with their conditions.

2.   HA represents and warrants to New MP that:

     i) Annex 2 accurately reflects all economic and labour related liabilities of the transferred personnel;

     ii) except as stated in the annexes herein no liabilities will affect the relevant Media Planning Subsidiary in the future arising from acts, circumstances or events prior to Merger Date related to the Media Business transferred.

3.   HA guarantees to New MP:

     (i) that all Media Business services contracted with the relevant HA Group advertising agencies in Mexico shall be subcontracted with the relevant Media Planning Subsidiary.

     (ii) the subcontracting agreements reflect and will maintain the agency fee commission listed for the clients in the migration list. If said fee commissions are not maintained, HA will pay New MP the difference between the actual fees and those listed in the migration list attached as Annex I.

     (iii) all payments effectively due by the HA Group advertising agencies in Mexico to the relevant Media Planning Subsidiary arising from the corresponding subcontracting agreement.

This guarantee shall remain in force until each and every HA Group client has terminated its agreement with the relevant HA Group advertising agency for the engagement of Media Business services whether as a result of (i) the HA Group client having entered directly into an agreement with the relevant Media Planning Subsidiary or any company to be designated by the aforementioned Media Planning Subsidiary for the engagement of Media Business services or (ii) the termination of its agreement with the relevant HA Group advertising agency for other reasons.

This side agreement shall form an integral part of the Merger Documents to all its intents and purposes, and shall be governed by all the applicable provisions therefrom.


     /s/ Alain de Pouzilhac                  /s/ Fernando Rodes
----------------------------------      ----------------------------------
Havas Advertising S.A.                  Media Planning Group S.A.
Represented by Alain de Pouzilhac       Represented by Fernando Rodes

ANNEX 1   Migration List Clients in Mexico

ANNEX 2   Personnel transferred to Media Planning, S.A. de C.V.

                                    ANNEX I

                                             Tipo $/Peso = 9,5

BETANCOURT BARBA EURO                              1.999

P&L MEDIA (E)                       $US 000'                 %
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]

BILLINGS                                    [*]             [*]

[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]
[*]                                         [*]             [*]

GROSS INCOME                                [*]             [*]

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.

                                   ANNEX II


(Mexican Pesos)

Last Name    First Name  Salary    Christmas Bonus    Paid Vacation    Bonus    2% Payroll    IMSS    SAR    Infonavit    TOTAL COST
-------------------------------    ---------------    -------------    -----    ----------    ----    ---    ---------    ==========
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
[*]          [*]         [*]             [*]               [*]          [*]        [*]        [*]     [*]       [*]          [*]
                         ------    ---------------    -------------    -----    ----------    ----    ---    ---------    ==========

                            [*]                [*]              [*]      [*]           [*]     [*]    [*]          [*]           [*]
                                                                                                                          ==========

* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and filed separately with the Securities and Exchange Commission.